UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2023

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2023, UWM Holdings Corporation (the “Company”) appointed Stacey Coopes to the Company’s Board of Directors (the “Board”), effective immediately. Ms. Coopes will serve as a Class II director for a term expiring at the 2026 Annual Meeting of Stockholders, at which time she will stand for re-election. Concurrent with her appointment, the Board was expanded to ten members. Ms. Coopes will also serve on the Audit Committee of the Board.

Ms. Coopes, 53, currently serves as the Chief Executive Officer of Unite Digital which she founded in January 2016. Before founding Unite Digital, from March 2003 to December 2015, Ms. Coopes served in various management roles within FordDirect, including as the Chief Executive Officer and Vice Chairman of the Board of Directors of FordDirect, from June 2011 to December 2015. Prior to her time with FordDirect, Ms. Coopes held various roles within Deloitte Consulting advising banks, consumer product companies, automotive manufacturers, and telecom providers from September 1992 to September 2003. Ms. Coopes earned her M.B.A., as well as her B.S., from the University of Michigan.

The Board has determined that Ms. Coopes qualifies as independent under the applicable New York Stock Exchange listing rules. There are no arrangements or understandings between Ms. Coopes and any other persons with respect to her appointment as a director. Ms. Coopes is also not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Ms. Coopes will participate in the standard non-employee director compensation arrangements described under the heading “Director Compensation” in the Company’s Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Andrew Hubacker
Name:	Andrew Hubacker
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: June 30, 2023